AVON PRODUCTS, INC.
SEGMENT PERFORMANCE METRICS
(Unaudited)
(In millions)

THREE MONTHS ENDED MARCH 31, 2015

REGIONAL RESULTS
	Revenue			Active Representatives	Average Order C$	Units Sold	Price/ Mix C$
	US$		C$
Revenue & Drivers		% var. vs 1Q14	% var. vs 1Q14	% var. vs 1Q14	% var. vs 1Q14	% var. vs 1Q14	% var. vs 1Q14
Europe, Middle East & Africa	$532.2	(16)%	9%	8%	1%	9%	—%
South Latin America	590.9	(11)	3	(2)	5	—	3
North Latin America	229.3	(10)	(2)	2	(4)	(4)	2
Asia Pacific	164.1	(1)	2	(2)	4	(2)	4
Total from Reportable Segments	1,516.5	(12)	4	2	2	2	2
Other operating segments and business activities	35.6	(79)	26	(23)	49	(41)	67
Total	$1,552.1	(18)%	5%	1%	4%	1%	4%

Operating Profit/Margin	2015 Operating Profit (Loss) US$	2015 Operating Margin US$	Change in US$ vs 2014	Change in C$ vs 2014
Europe, Middle East & Africa	$63.9	12.0%	(310) bps	(250) bps
South Latin America	67.7	11.5	(30)	(20)
North Latin America	28.6	12.5	(90)	(70)
Asia Pacific	22.2	13.5	450	440
Total from Reportable Segments	182.4	12.0	(100)	(50)
Other operating segments and business activities	5.1	14.3	450	1200
Unallocated Global Expenses	(86.8)	—	—	—
Adjusted Total	$100.7	6.5%	(50) bps	160 bps
CTI restructuring initiatives	(27.2)
Venezuelan special items	(106.4)
GAAP Total	$(32.9)	(2.1)%	40 bps

AVON PRODUCTS, INC.
SEGMENT PERFORMANCE METRICS
(Unaudited)
(In millions)

THREE MONTHS ENDED JUNE 30, 2015

REGIONAL RESULTS
	Revenue			Active Representatives	Average Order C$	Units Sold	Price/ Mix C$
	US$		C$
Revenue & Drivers		% var. vs 2Q14	% var. vs 2Q14	% var. vs 2Q14	% var. vs 2Q14	% var. vs 2Q14	% var. vs 2Q14
Europe, Middle East & Africa	$530.1	(17)%	5%	6%	(1)%	3%	2%
South Latin America	607.5	(22)	(1)	(3)	2	(7)	6
North Latin America	236.0	(9)	3	2	1	3	—
Asia Pacific	158.0	(8)	(4)	(5)	1	(7)	3
Total from Reportable Segments	1,531.6	(17)	1	—	1	(2)	3
Other operating segments and business activities	33.3	(16)	67	(13)	80	(28)	95
Total	$1,564.9	(17)%	3%	(1)%	4%	(3)%	6%

Operating Profit/Margin	2015 Operating Profit (Loss) US$	2015 Operating Margin US$	Change in US$ vs 2014	Change in C$ vs 2014
Europe, Middle East & Africa	$73.2	13.8%	(460) bps	(440) bps
South Latin America	69.2	11.4	(430)	(430)
North Latin America	31.6	13.4	40	70
Asia Pacific	16.5	10.4	580	600
Total from Reportable Segments	190.5	12.4	(290)	(250)
Other operating segments and business activities	4.9	14.7	1500	1860
Unallocated Global Expenses	(96.6)	—	—	—
Adjusted Total	$98.8	6.3%	(310) bps	(110) bps
CTI restructuring initiatives	(2.9)
Venezuelan special items	(6.2)
GAAP Total	$89.7	5.7%	(20) bps

AVON PRODUCTS, INC.
SEGMENT PERFORMANCE METRICS
(Unaudited)
(In millions)

THREE MONTHS ENDED SEPTEMBER 30, 2015

REGIONAL RESULTS
	Revenue			Active Representatives	Average Order C$	Units Sold	Price/ Mix C$
	US$		C$
Revenue & Drivers		% var. vs 3Q14	% var. vs 3Q14	% var. vs 3Q14	% var. vs 3Q14	% var. vs 3Q14	% var. vs 3Q14
Europe, Middle East & Africa	$497.5	(17)%	6%	5%	1%	1%	5%
South Latin America	570.8	(29)	(3)	—	(3)	(5)	2
North Latin America	209.7	(13)	2	(2)	4	(4)	6
Asia Pacific	145.8	(16)	(8)	(2)	(6)	(10)	2
Total from Reportable Segments	1,423.8	(22)	—	1	(1)	(4)	4
Other operating segments and business activities	12.4	(69)	12	(26)	38	(48)	60
Total	$1,436.2	(23)%	1%	—%	1%	(4)%	5%

Operating Profit/Margin	2015 Operating Profit (Loss) US$	2015 Operating Margin US$	Change in US$ vs 2014	Change in C$ vs 2014
Europe, Middle East & Africa	$69.5	14.0%	20 bps	50 bps
South Latin America	52.8	9.3	(1060)	(1030)
North Latin America	17.9	8.5	(170)	(130)
Asia Pacific	15.5	10.6	140	160
Total from Reportable Segments	155.7	10.9	(470)	(430)
Other operating segments and business activities	3.3	25.6	2120	2320
Unallocated Global Expenses	(103.7)	—	—	—
Adjusted Total	$55.3	3.9%	(690) bps	(470) bps
CTI restructuring initiatives	1.9
Venezuelan special items	(5.7)
Pension Settlement Agreement	(6.2)
GAAP Total	$45.3	3.2%	(730) bps

AVON PRODUCTS, INC.
SEGMENT PERFORMANCE METRICS
(Unaudited)
(In millions)

THREE MONTHS ENDED DECEMBER 31, 2015

REGIONAL RESULTS
	Revenue			Active Representatives	Average Order C$	Units Sold	Price/ Mix C$
	US$		C$
Revenue & Drivers		% var. vs 4Q14	% var. vs 4Q14	% var. vs 4Q14	% var. vs 4Q14	% var. vs 4Q14	% var. vs 4Q14
Europe, Middle East & Africa	$669.4	(10)%	10%	8%	2%	7%	3%
South Latin America	540.4	(30)	(5)	1	(6)	(7)	2
North Latin America	226.0	(9)	5	1	4	1	4
Asia Pacific	158.1	(16)	(8)	—	(8)	(7)	(1)
Total from Reportable Segments	1,593.9	(19)	1	3	(2)	(1)	2
Other operating segments and business activities	13.4	(75)	(3)	(39)	36	(64)	61
Total	$1,607.3	(20)%	1%	2%	(1)%	(2)%	3%

Operating Profit/Margin	2015 Operating Profit (Loss) US$	2015 Operating Margin US$	Change in US$ vs 2014	Change in C$ vs 2014
Europe, Middle East & Africa	$104.6	15.6%	(270) bps	(270) bps
South Latin America	49.2	9.1	(430)	(440)
North Latin America	29.1	12.9	(150)	(130)
Asia Pacific	14.4	9.1	(160)	(120)
Total from Reportable Segments	197.3	12.4	(270)	(280)
Other operating segments and business activities	3.7	27.8	1630	1510
Unallocated Global Expenses	(104.2)	—	—	—
Adjusted Total	$96.8	6.0%	(420) bps	(260) bps
CTI restructuring initiatives	(20.9)
Venezuelan special items	(1.9)
Pension Settlement Agreement	(1.1)
Asset impairment and other charges	(6.9)
Other items	(3.1)
GAAP Total	$62.9	3.9%	(480) bps

AVON PRODUCTS, INC.
SEGMENT PERFORMANCE METRICS
(Unaudited)
(In millions)

TWELVE MONTHS ENDED DECEMBER 31, 2015

REGIONAL RESULTS
	Revenue			Active Representatives	Average Order C$	Units Sold	Price/ Mix C$
	US$		C$
Revenue & Drivers		% var. vs FY14	% var. vs FY14	% var. vs FY14	% var. vs FY14	% var. vs FY14	% var. vs FY14
Europe, Middle East & Africa	$2,229.2	(15)%	8%	7%	1%	5%	3%
South Latin America	2,309.6	(24)	(2)	(1)	(1)	(5)	3
North Latin America	901.0	(10)	2	1	1	(1)	3
Asia Pacific	626.0	(11)	(5)	(2)	(3)	(7)	2
Total from Reportable Segments	6,065.8	(17)	2	1	1	(1)	3
Other operating segments and business activities	94.7	(68)	23	(25)	48	(44)	67
Total	$6,160.5	(19)%	2%	1%	1%	(2)%	4%

Operating Profit/Margin	2015 Operating Profit (Loss) US$	2015 Operating Margin US$	Change in US$ vs 2014	Change in C$ vs 2014
Europe, Middle East & Africa	$311.2	14.0%	(250) bps	(230) bps
South Latin America	238.9	10.3	(510)	(500)
North Latin America	107.2	11.9	(90)	(60)
Asia Pacific	68.6	11.0	250	260
Total from Reportable Segments	725.9	12.0	(280)	(250)
Other operating segments and business activities	17.0	18.0	970	1620
Unallocated Global Expenses	(391.3)	—	—	—
Adjusted Total	$351.6	5.7%	(360) bps	(180) bps
CTI restructuring initiatives	(49.1)
Venezuelan special items	(120.2)
Pension Settlement Agreement	(7.3)
Asset impairment and other charges	(6.9)
Other items	(3.1)
GAAP Total	$165.0	2.7%	(300) bps